Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Fair Value of Financial Instruments
Authoritative guidance on fair value measurements defines fair value, establishes a framework for measuring fair value and stipulates the related disclosure requirements. The Company follows a three-level hierarchy, prioritizing and defining the types of inputs used to measure fair value.
Due to their highly liquid nature, the amount of the Company’s other financial instruments, including cash and cash equivalents, restricted cash, accounts and unbilled receivables, short term investments, accounts payable and accrued multi-client data library royalties, represent their approximate fair value.
The carrying amounts of the Company’s long-term debt as of December 31, 2018 and 2017 were $124.7 million and $160.7 million, respectively, compared to its fair values of $120.7 million and $158.2 million as of December 31, 2018 and 2017, respectively. The fair value of the long-term debt was calculated using Level 1 inputs, including an active market price.
Fair value measurements are applied with respect to non-financial assets and liabilities measured on a non-recurring basis, which would consist of measurements primarily of goodwill, intangibles assets, multi-client data library and property, plant and equipment and seismic rental equipment.